Vanguard FTSE All-World ex-US Index Fund

Summary Prospectus

December 13, 2010

Institutional Shares & Institutional Plus Shares

Vanguard FTSE All-World ex-US Index Fund Institutional Shares (VFWSX)
Vanguard FTSE All-World ex-US Index Fund Institutional Plus Shares (VFWPX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
December 13, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 (if you are an individual investor) or 888-809-8102
(if you are a client of Vanguard's Institutional Division), or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside of the United States.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (on shares held less than two months)	2%	2%

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.09%	0.07%
12b-1 Distribution Fee	None	None
Other Expenses	0.06%	0.05%
Total Annual Fund Operating Expenses	0.15%	0.12%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$15	$48	$85	$192
Institutional Plus
Shares	$12	$39	$68	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9%.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the FTSE All-World ex US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. As of October 31, 2009, the United Kingdom, Japan, France, Australia, Germany, and Canada, made up approximately 14.5%, 14.1%, 7.9%, 5.9%, 5.6%, and 5.6%, respectively, of the Index’s market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Currency risk is especially high in emerging markets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index. The Fund’s Institutional Plus Shares have not yet begun operations. Performance based on net asset value for the Institutional Plus Shares would be substantially similar because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two share classes differ. FTSE All-World ex US Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2010, was 4.27%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 28.14% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.91% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
		Since
		Inception
		(Apr. 30,
	1 Year	2007)
Vanguard FTSE All-World ex-US Index Fund Institutional Shares
Return Before Taxes	39.01%	–6.13%
Return After Taxes on Distributions	38.60	–6.43
Return After Taxes on Distributions and Sale of Fund Shares	25.92	–5.20
FTSE All-World ex US Index
(reflects no deduction for fees, expenses or taxes)	43.00%	–5.89%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at Vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$100 million
To add to an existing account	$100 (other than by Automatic	$100 (other than by Automatic
	Investment Plan, which has no	Investment Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard FTSE All-World ex-US Index Fund Institutional Shares—Fund Number 881 Vanguard FTSE All-World ex-US Index Fund Institutional Plus Shares—Fund Number 1866

Vanguard FTSE All-World ex-US Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (FTSE) or by the London Stock Exchange Plc (the Exchange) or by The Financial Times Limited (FT), and neither FTSE nor the Exchange nor FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE All-World ex US Index (the Index) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, neither FTSE nor the Exchange nor FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor the Exchange nor FT shall be under any obligation to advise any person of any error therein. “FTSE®” is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. “All-World” is a trademark of FTSE International Limited.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 881 122010